                                                                    Exhibit 23.1





                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-35626) of Log On America, Inc. of our report dated February 20, 2001, with respect to the financial statements of Log On America, Inc. included in this Annual Report (Form 10-KSB) for the year ended December 31, 2000.




                                               /s/ ERNST & YOUNG LLP

Providence, Rhode Island
March 27, 2001